Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
12.	Commitments and Contingencies

In May 2014, the Company entered into a master license agreement with the licensor that included a license to the products covered by the option. See Note 4 for a description of the terms of the Master License Agreement. As noted in Note 4, in connection with the Master License Agreement, the Company also entered into a Sublease Agreement with Ligand, pursuant to which the Company leased approximately 5,851 square feet of office space from Ligand for the period from May 21, 2014 through December 31, 2014. Under the terms of the Sublease Agreement, the Company was required to make minimum lease payments of approximately $167,000.

On July 7, 2015, the Company entered into a Sublease (the “Sublease”) for approximately 7,049 rentable square feet of space located at 12340 El Camino Real, Suite 250, San Diego, California 92130. Monthly base rent payments due under the Sublease are $19,737, subject to annual increases of 3.0% during the term of the Sublease.

Rent expense was $186,774 and $142,288 for the years ended December 31, 2014 and 2015, respectively.

The Company is subject to charges for common area maintenance and other costs pursuant to the Sublease, and the Sublease provides for abatement of rent during certain periods and escalating rent payments throughout the term of the Sublease. Rent expense is being recorded on straight line basis over the life of the Sublease and the difference between the rent expense and rent paid is being recorded as deferred rent.

Future minimum payments pursuant to the Sublease are as follows:

Year Ending December 31:
2016	180,004
2017	247,611
2018	190,337

Total minimum lease payments	$617,952